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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                   FORM 8-K/A1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  March 7, 1998

                               ORYX TECHNOLOGY CORP.
              (Exact name of registrant as specified in its charter)

         Delaware                      1-12680                  22-2115841
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                     Identification No.)

                  1100 Auburn Street, Fremont, California 94538
                     (Address of principal executive offices)

       Registrant's telephone number, including area code: (510) 492-2080

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits

                  2.1 Asset Purchase Agreement by and among the Registrant, Todd Power Corporation and Oryx Power Products Corporation.(1)

(1) Confidential treatment of certain portions of this agreement has been applied for with the Securities and Exchange Commission.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 11, 1998           ORYX TECHNOLOGY CORPORATION

                                   By: /s/ Philip J. Micciche
                                   ---------------------------------
                                   Philip J. Micciche
                                   President and Chief Executive Officer

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                                Exhibit Index

Exhibit Number         Description of Document

               2.1 Asset Purchase Agreement by and among the Registrant, Todd Power Corporation and Oryx Power Products Corporation.(1)

(1) Confidential treatment of certain portions of this agreement has been applied for with the Securities and Exchange Commission.